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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Form 8-K/A of Lennox International Inc. filed on February 16, 2000 of our report dated February 22, 1999, with respect to the consolidated financial statements of Service Experts, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                       /s/ Ernst & Young LLP
Nashville, Tennessee
February 10, 2000